PIMCO FUNDS
IMPORTANT NOTICE REGARDING CHANGES IN FUND NAME, NON‑FUNDAMENTAL INVESTMENT POLICY, PRINCIPAL INVESTMENT STRATEGIES, AND BENCHMARK
Supplement dated May 19, 2023 to the Bond Funds Prospectus (the “Prospectus”) and to the Statement of Additional Information (the “SAI”), each dated August 1, 2022, as supplemented from time to time
Disclosure Related to the PIMCO Strategic Bond Fund (the “Fund”)
Effective July 31, 2023, all references to the Fund’s name in the Prospectus and SAI are deleted and replaced with the following:
PIMCO Low Duration Opportunities Fund
In addition, effective July 31, 2023, reference to the Fund in Non‑Fundamental Investment Policy 11 in the “Non‑Fundamental Investment Restrictions” section of the SAI is deleted in its entirety.
In addition, effective July 31, 2023, the fifth sentence of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The average portfolio duration of this Fund will normally vary from zero to three years based on PIMCO’s market forecasts.
In addition, effective July 31, 2023, the Fund’s primary broad-based securities market index is the Bloomberg U.S. Aggregate 1‑3 Year Index. Accordingly, effective July 31, 2023, the second paragraph of the “Performance Information” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
Effective July 31, 2023, the Fund’s broad-based securities market index is the Bloomberg U.S. Aggregate 1‑3 Year Index. The Bloomberg U.S. Aggregate 1-3 Years Index is the 1-3 Year component of the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies as of July 31, 2023. From July 1, 2022 to July 31, 2023, the Fund’s broad-based securities market index was the ICE BofA SOFR Overnight Rate Index. The ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. SOFR (Secured Overnight Funding Rate) is an overnight rate (published in arrears) and was chosen by the Alternative Reference Rates Committee (“ARRC”) as the successor to the USD LIBOR (London Interbank Offered Rate). SOFR is secured (collateralized by Treasuries), calculated by the Federal Reserve Bank of New York, and transactions based. The Lipper Absolute Return Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions and invest primarily in debt securities. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.
In addition, effective July 31, 2023, the Fee Waiver Agreement has been terminated with respect to the Fund. Accordingly, effective July 31, 2023, corresponding changes are made to the Fund’s Annual Fund Operating Expenses table, related footnote and the Expense Examples following the table in the Fund’s Fund Summary in the Prospectus, as well as the Management of the Funds—Fee Waiver Agreement section of the Prospectus.
Investors Should Retain This Supplement for Future Reference
PIMCO_SUPP1_051923

PIMCO FUNDS
IMPORTANT NOTICE REGARDING CHANGES TO FUND NON‑FUNDAMENTAL INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGIES
Supplement dated May 19, 2023 to the Credit Bond Funds Prospectus (the “Prospectus”) and to the Statement of Additional Information (the “SAI”), each dated August 1, 2022, as supplemented from time to time
Disclosure Related to the PIMCO Preferred and Capital Securities Fund (the “Fund”)
Effective July 31, 2023, the second sentence of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
“Capital Securities” include (1) securities issued by U.S. and non‑U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt. Hybrid securities may be issued to fulfill ratings criteria for debt securities of an issuer and may, for example, be convertible into preferred shares.
In addition, effective July 31, 2023, Non‑Fundamental Investment Policy 18 in the “Non‑Fundamental Investment Restrictions” section of the SAI is deleted in its entirety and replaced with the following:
The PIMCO Preferred and Capital Securities Fund will invest, under normal circumstances, at least 80% of its assets in a combination of preferred securities and “Capital Securities”, which include (1) securities issued by financial institutions that can be used to satisfy the financial institution’s regulatory capital requirements and (2) securities, including hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt.
Investors Should Retain This Supplement for Future Reference
PIMCO_SUPP2_051923